UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2012

CAPITAL TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue, 14th Floor, New York, NY 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 27, 2012, Capital Trust, Inc. (the “Company”) issued a press release announcing a definitive agreement under which an affiliate of Blackstone will acquire the Company’s investment management business, operated through its subsidiary, CT Investment Management Co., LLC (“CTIMCO”). Under the terms of the agreement, Blackstone will (i) acquire CTIMCO and its fund co-investments, (ii) manage the Company and (iii) purchase an 18.2% equity stake in the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The Exhibit Index appearing immediately after the signature page to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL TRUST, INC.
Date: September 27, 2012
	By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, Dated September 27, 2012